Exhibit 10.2

Schedule to the Form of the

Amended and Restated Indemnification Agreement

The Amended and Restated Indemnification Agreements between Sunoco, Inc. and the directors, executive officers, trustees, fiduciaries, employees or agents named below are identical in all material respects.

Employee	Date of Agreement
Terence P. Delaney	March 4, 2004
Michael H. R. Dingus	March 4, 2004
John G. Drosdick	March 4, 2004
Bruce G. Fischer	March 4, 2004
Thomas W. Hofmann	March 4, 2004
Joseph P. Krott	March 4, 2004
Michael S. Kuritzkes	March 4, 2004
Joel H. Maness	March 4, 2004
Michael J. McGoldrick	March 4, 2004
Ann C. Mulé	March 4, 2004
Paul A. Mulholland	March 4, 2004
Rolf D. Naku	March 4, 2004
Robert W. Owens	March 4, 2004
Ross S. Tippin, Jr.	March 4, 2004
Charles K. Valutas	March 4, 2004

Director	Date of Agreement
Robert J. Darnall	March 4, 2004
Ursula F. Fairbairn	March 4, 2004
Thomas P. Gerrity	March 4, 2004
Rosemarie B. Greco	March 4, 2004
James G. Kaiser	March 4, 2004
Robert D. Kennedy	March 4, 2004
Richard H. Lenny	March 4, 2004
Norman S. Matthews	March 4, 2004
R. Anderson Pew	March 4, 2004
G. Jackson Ratcliffe	March 4, 2004
John W. Rowe	March 4, 2004
John K. Wulff	March 8, 2004